                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                BESTWAY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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
                                 BESTWAY, INC.
                          7800 N. STEMMONS, SUITE 320
                                DALLAS, TX 75247

                         -----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 28, 1997

                         -----------------------------

TO THE STOCKHOLDERS OF
BESTWAY, INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Bestway, Inc., a Delaware corporation (the "Company"), will be held at 8:00 a.m., Central Daylight Time, at the corporate office, 7800 N. Stemmons, Suite 320, Dallas, TX on Monday, July 28, 1997 for the following purposes:

         1. To elect three (3) Directors of the Company, each to serve until the next annual meeting of stockholders and until his successor has been duly elected and qualified; and

         2. To consider and act upon the ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the 1997 fiscal year; and

         3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         Management is not aware of any other matters that will come before the meeting.

         The Board of Directors has fixed the close of business on Tuesday, July 1, 1997 as the Record Date for the determination of stockholders entitled to notice of and vote at this meeting and any adjournment thereof, and only stockholders of record at such time will be so entitled to vote.

         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS EXERCISE.

                                          By Order of the Board of Directors,



                                          /s/ Beth A. Durrett
                                          ------------------------------------
                                          Beth A. Durrett
                                          Secretary
July 7, 1997
Dallas, Texas

                                PROXY STATEMENT
                                 BESTWAY, INC.

                     --------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 28, 1997

                     --------------------------------------

                                  INTRODUCTION

         The accompanying Proxy is being solicited by the Board of Directors of Bestway, Inc. (the "Company") on behalf of the Company for use at the Annual Meeting of Stockholders to be held at the corporate office, 7800 N. Stemmons, Suite 320, Dallas, Texas on Monday, July 28, 1997 at 8:00 a.m., Central Daylight Time and at any adjournment thereof. The approximate date of which the Proxy Statement and the form of Proxy are being sent to stockholders is July 7, 1997. The cost of preparing and mailing the enclosed material is to be borne by the Company.

         Proxies in the accompanying form which are properly executed and duly returned to the Company will be voted in accordance with the instructions contained therein. If no instruction is given with respect to any proposal to be acted upon, the proxy will be voted in favor of the proposals set forth therein. Each proxy granted may be revoked at any time prior to its exercise by the subsequent execution and submission of a revised proxy, by written notice to the Secretary of the Company, or by voting in person at the meeting.

         Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote, for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast".

         The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

         In the election of directors ("Directors") to the Board of Directors, shares present by not voting will be disregarded (except for quorum purposes) and the candidates for the election receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of Directors to be elected by those shares, will be elected and votes cast against a candidate or votes withheld will have no legal effect.

                      VOTING SECURITIES AND VOTE REQUIRED

         The only class of voting securities of the Company is its Common Stock, par value $.01 per share (the "Common Stock"), each share of which entitles the holder thereof to one vote. As of July 1, 1997, there were 1,749,967 shares of the Company's Common Stock outstanding and entitled to vote at the meeting or any adjournment thereof. Assuming the presence of a quorum, the affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting of Stockholders is required for the adoption of the proposals set forth herein except for the election of Directors (Proposal No. 1), in which nominees will be elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote on the election of Directors.

                    OWNERSHIP OF BESTWAY, INC. COMMON STOCK

         The following table sets forth certain information as of April 30, 1997, obtained from information furnished by the persons named below, concerning the beneficial stock ownership of each person known to the Company who may be deemed to be the beneficial owner of more than five percent of the Company's Common Stock, each Director of the Company and all Directors and executive officers of the Company as a group. The Company has no other class of equity securities outstanding other then its Common Stock.

NAME AND ADDRESS                                     NUMBER OF SHARES OF COMMON          PERCENT
OF BENEFICIAL OWNER                                  STOCK BENEFICIALLY OWNED(1)        OF CLASS
-------------------                                  ---------------------------        --------
O'Donnell & Masur, L.P. ("O&M")                                981,872                    56.2%
5949 Sherry Lane, Suite 1450
Dallas, Texas  75225

James A. O'Donnell(2)                                          983,872                    56.3%
5949 Sherry Lane, Suite 1450
Dallas, Texas  75225

Mark Masur(3)                                                  981,952                    56.2%
5949 Sherry Lane, Suite 1450
Dallas, Texas  75225

R. Brooks Reed(4)                                               58,873                     3.4%
7800 Stemmons, Suite 320
Dallas, Texas  75247

Jack E. Meyer                                                   16,203                      .9%
7800 Stemmons, Suite 320
Dallas, Texas  75247

All Directors and executive officers                         1,088,103                    62.2%
as a group (5 persons)

Robert D. Simons                                                92,517                     5.3%
317 Coinbow Drive
Mt. Pleasant, South Carolina  29464


(1) Except as noted, beneficial ownership consists of sole voting and investment power. The inclusion of shares that may be deemed beneficially owned herein, however, does not constitute an admission that the named stockholders are direct or indirect beneficial owners of such shares.

(2) Mr. O'Donnell has sole voting power and sole investment power with respect to 2,000 shares of Common Stock of the Company that he owns directly. Mr. O'Donnell by virtue of his being a general partner of O&M may be deemed, for purposes of determining beneficial ownership pursuant to Rule 13d-3, to own beneficially the 981,872 shares of Common Stock owned by O&M.

(3) Mr. Masur has sole voting power and sole investment power with respect to 80 shares of Common Stock of the Company that he owns directly. Mr. Masur by virtue of his being a general partner of O&M may be deemed, for purposes of determining beneficial ownership pursuant to Rule 13d-3, to own beneficially the 981,872 shares of Common Stock owned by O&M.

(4) Excludes a total of 71,000 shares of Common Stock of the Company owned by Mr. Reed's spouse and adult children which Mr. Reed may be deemed beneficially to own.


                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         The By-Laws of the Company provide that the number of Directors which shall constitute the whole Board shall be fixed and determined from time to time by resolution adopted by the Board of Directors. This year three (3) persons will comprise the Board and will be elected. Each Director will serve until the next annual meeting of stockholders and until his successor has been elected and qualified. The election of Directors requires a plurality of the votes cast at the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

         It is intended that the shares represented by properly executed proxies will be voted for the election of the persons listed below except where authority to so vote is withheld. The nominees have indicated that they are willing to serve as Directors, and management of the Company does not contemplate that any of the nominees will be unable to serve as a Director or become unavailable for any reason, but if that should occur before the meeting, such proxy will be voted for another nominee or nominees to be selected by management.

         The nominees for Director, all of whom are now serving as Directors of the Company are listed below together with biographical information as to (i) the name and age of each nominee, (ii) the position and offices with the Company of each nominee, (iii) the year during which each nominee first became a Director of the Company, and (iv) the principal occupation or employment of such nominee for at least the past five years. Also listed below are executive officers of the Company.

      Name                      Age                Position
      ----                      ---                --------
Jack E. Meyer                    53       Director and Member of the Audit Committee of the
                                          Board of Directors

James A. O'Donnell               44       Director and Member of the Audit Committee of the
                                          Board of Directors

R. Brooks Reed                   55       Chairman of the Board, President and Chief Executive
                                          Officer

Beth A. Durrett                  39       Vice President - Controller and Secretary

Teresa A. Sheffield              36       Vice President - Operations

         Mr. Meyer has served as a director of the Company since 1980. Mr. Meyer is currently President and Chief Executive Officer of Urologix, Inc. From March 1993 to January 1994 he was President and Chief Executive Officer for Fiberoptic Sensor Technologies. From January 1992 to October 1992 he was President and Chief Executive Officer for Carelink Corporation. Mr. Meyer has served as a director for Urologix, Inc. since 1994.

         Mr. O'Donnell has served as a director of the Company since 1987 and since 1987 has been a general partner of O'Donnell and Masur, L.P., a venture capital investment firm which is a significant stockholder and debtholder of the Company. From 1987 to 1988 he was President of First Republic Venture Corporation. Mr. O'Donnell has served as a director of RailTex, Inc. since 1988 and as a director of Chatwins Group, Inc. since 1993.

         Mr. Reed has served as Chairman of the Board of Directors and Chief Executive Officer since 1979. Mr. Reed also assumed the duties of President of the Company in 1983. Mr. Reed is also a principal of Phoenix Partners, Inc., a private investment company engaged in the acquisition and operation of medium-sized businesses in a variety of industries.

         Ms. Durrett has served as Vice President - Controller of the Company since 1987 and was appointed Secretary in 1991. Ms. Durrett has served in various capacities with the Company since September 1979.

         Ms. Sheffield has served as Vice President - Operations since July 1992. Ms. Sheffield has served in various capacities with the Company since February 1988.


BOARD OF DIRECTORS MEETINGS, COMMITTEES AND FEES

         The Board of Directors held two regular meetings during the fiscal year ended July 31, 1996 and acted three times by unanimous consent. No Director attended fewer than 75% of the meetings of the Board of Directors or committees thereof from August 1, 1995 to July 31, 1996.

         The Board of Directors has a two member Audit Committee which held one meeting during the fiscal year ended July 31, 1996. The Audit Committee, neither member of which is an officer of the Company, is responsible for (a) nominating the independent auditors for the annual audit, (b) reviewing the plan for the audit and related services and reviewing audit results and annual financial statements, (c) overseeing the adequacy of the Company's system of internal accounting controls and compliance with the Foreign Corrupt Practices Act, and (d) overseeing compliance with Securities and Exchange Commission requirements of disclosure of Audit Committee activities. The present members of the Audit

Committee, none of whom is otherwise employed by the Company, are Jack E. Meyer and James A. O'Donnell.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company is indebted to O&M in the principal amount of $3,000,000. One of the Company's Directors, James A. O'Donnell, is a general principal in O&M. In addition to the Company's indebtedness to O&M, the Company is indebted to one of its Directors, Jack E. Meyer, in the principal amount of $100,000 and is indebted to a private company in the principal amount of $500,000. O&M owns 71% of the total common stock of the private company, all of which is nonvoting common stock, and James A. O'Donnell, a Director of the Company, is a director of the private company. R. Brooks Reed, the Chairman of the Board of Directors and Chief Executive Officer of the Company, owns approximately 9.5% of the common stock of the private company, all of which is voting common stock, and is a director of the private company.

                             EXECUTIVE COMPENSATION

         The following Summary Compensation Table shows all cash and other compensation paid (or to be paid) by the Company for the fiscal years ended July 31, 1996, 1995 and 1994 to the Company's Chief Executive Officer and highest compensated executive officer for services rendered in all capacities in which they served during each period whose total annual salary and bonus exceeded $100,000 in the fiscal year ended July 31, 1996.


                                                                                            Long-Term
                                                                                           Compensation
                                                                 Annual Compensation          Awards
                                                                 -------------------          ------
                                                                                            Restricted
                     Name and                     Fiscal        Salary           Bonus         Stock
                Principal Position                 Year          ($)              ($)        Awards ($)
                ------------------                 ----          ---              ---        ----------
R. Brooks Reed, Chairman, President and Chief      1996       $150,000               --           --
Executive Officer                                  1995       $150,000          $37,111(1)        --
                                                   1994       $150,000          $74,104(1)        --

Teresa A. Sheffield                                1996        $85,346          $30,376           --
Vice President - Operations                        1995        $71,615          $29,327           --
                                                   1994        $51,385          $37,384(2)        --


(1) This amount represents the tax liability paid by the Company relating to the restricted stock awarded by the Company to Mr. Reed in 1993 in the amount of 109,658 shares of the Company's Common Stock in connection with the restructuring of the Company.

(2) $9,538 represents the tax liability paid by the Company relating to the restricted stock awarded by the Company to Ms. Sheffield in 1993 in the amount of 13,200 shares of the Company's Common Stock in connection with the restructuring of the Company.

                              OPTION GRANTS TABLE

         The following table shows all options granted by the Company for the fiscal year ended July 31, 1996 to the Company's highest compensated executive officers listed above: (i) the number of shares covered by such options; (ii) the percent that such options represented of total options granted to all the Company's employees during the 1996 fiscal year; (iii) the exercise price, and
(iv) the expiration date.

                                             Percent of Total
                                            Options Granted to   Exercise
                                            Employees in 1996   Price Per    Expiration
          Name          Options Granted        Fiscal Year        Share         Date
          ----          ---------------        -----------        -----         ----
R. Brooks Reed               --                     --              --          --

Teresa A. Sheffield          --                     --              --          --


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

         The following table shows for the fiscal year ended July 31, 1996 to the Company's highest compensated executive officers listed above: (i) the number of shares of the Company's Common Stock acquired upon exercise of options during fiscal year 1996; (ii) the aggregate dollar value realized upon exercise; (iii) the total number of unexercised options held at the end of fiscal year 1996; and (iv) the aggregate dollar value of in-the-money unexercised options held at the end of fiscal year 1996.


                                                     Number of Unexercised              Value of Unexercised
                                                     Options at 1996 Fiscal           In-the-Money Options at
                           Shares       Value               Year End                   1996 Fiscal Year End (2)
                         Acquired on    Realized   -----------------------------     ----------------------------
         Name             Exercise (#)     ($)     Exercisable     Unexercisable     Exercisable    Unexercisable
         ----             ------------     ---     -----------     -------------     -----------    -------------
R. Brooks Reed               --            --             --              --               --                 --
Teresa A. Sheffield          --            --         15,200          45,600          $60,800          182,400


(2) Market value of underlying securities at year-end minus the exercise price.

RETIREMENT SAVINGS PLAN PROGRAM - 401(k)PLAN

         The Company established a Retirement Savings Plan (the "Savings Plan") effective as of September 1, 1994 which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986 (the "Code"). Employees who have been employed with the Company for one year or more are eligible for participation in the Savings Plan. Pursuant to the Savings Plan, employees may elect to reduce their current compensation by up to 15% (subject to certain limitations under the Code) and have the amount of such reduction contributed to the Savings Plan. The Savings Plan permits, but does not require, additional or matching contributions to the Savings Plan by the Company on behalf of all participants in the Savings Plan. The Company has made no additional or matching contributions to the Savings Plan. The Board of Directors of the Company intends to conduct a review at the end of each fiscal year to determine whether the Company will make any additional or matching contributions to the Savings Plan. All assets of the Savings Plan are held in trust at all times.

COMPENSATION OF DIRECTORS

         The Company's policy is to reimburse its directors for travel, lodging and related expenses incurred on account of attendance at meetings of the Board of Directors and committees thereof. For their participation in special meetings of the Board convened by conference telephone call, for services in relation to any matters adopted by the unanimous written consent of the directors, and for all the various services rendered, directors, other than those who are employees or consultants of the Company, receive an annual retainer of $1,200. Additionally, each director, other than those who are officers or employees of the Company, receive $500 for each meeting attended. In order to conserve cash, no fees have been paid in cash to any director since 1988 and from 1984 through 1988, directors received Common Stock of the Company in lieu of fees. Furthermore, in connection with the 1993 restructuring of the Company, Messrs. R. Brooks Reed and Jack E. Meyer received 109,658 and 13,271 shares, respectively, of the Company's Common Stock. The purpose of granting stock to Messrs. Reed and Meyer was to prevent dilution of their respective ownership positions in the Company, to provide an incentive to them to build stockholder value following the restructuring and to compensate them for past service to the Company, including, but no limited to, their waiver of directors fees and service as directors without compensation since 1988.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Decisions regarding the compensation of the executive officers of the Company are made by the Board of Directors. In fiscal year 1996, decisions concerning the compensation of Ms. Beth A. Durrett and Ms. Teresa A. Sheffield were made by the entire Board of Directors and decisions concerning the compensation of Mr. R. Brooks Reed were made by Mr. Jack E. Meyer and Mr. James
A. O'Donnell.

                   PROPOSAL TO RATIFY COOPERS & LYBRAND L.L.P
             AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1997
                                (PROPOSAL NO. 2)

         The Board of Directors has appointed Coopers & Lybrand L.L.P., independent certified public accountants, to examine and report on the Company's financial statements for the fiscal year ended July 31, 1997. The firm has served as the Company's independent accountants since 1976. It is expected that a representative of such firm will be in attendance at the Company's Annual Meeting of Stockholders and will be afforded an opportunity to make a statement at the meeting if he so desires and will be available to respond to appropriate questions. Audit services included examination of the Company's filings with the Securities and Exchange Commission and consultation in connection with various audit-related accounting matters.

THE STOCKHOLDERS ARE REQUESTED BY THE BOARD OF DIRECTORS TO VOTE FOR THE APPROVAL OF THE APPOINTMENT OF COOPERS AND LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 1997.

                        PROPOSAL FOR NEXT ANNUAL MEETING

         Any proposal of holders of Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company to be held in 1998 must be received by the Company at 7800 N. Stemmons, Suite 320, Dallas, Texas 75247, no later than September 15, 1997, in order to be included in the Proxy Statement and Form of Proxy relating to that meeting.

                                    GENERAL

         The cost of preparing and mailing the enclosed material is to be borne by the Company. In addition to the solicitation of proxies by mail, certain officers, Directors and regular employees of the Company may, without additional compensation, solicit proxies on behalf of management by telephone, telegraph or personal interview. The cost of any solicitation will be borne by the Company. Upon request, persons, including brokers, holding shares for others will be reimbursed for their expenses in transmitting proxy material to their principals and in seeking instructions by mail, telephone or telegraph for their principals.

         Management does not intend to bring any matters before the meeting other than those mentioned above and is not aware of any other matters to be presented before the meeting. However, if any other matters should be presented properly to the meeting, it is intended that the persons named in the enclosed proxy will vote such proxy in accordance with their best judgment. A copy of the Company's Annual Report is being mailed to the stockholders with this Proxy Statement. The Company's Annual Report to stockholders contains financial statements for the periods ended July 31, 1996, July 31, 1995 and July 31, 1994 which are incorporated by reference herein. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO EACH STOCKHOLDER WITHOUT CHARGE. ANY STOCKHOLDER DESIRING A COPY OF THE ANNUAL REPORT ON FORM 10-K SHOULD ADDRESS HIS REQUEST TO MS. BETH A. DURRETT, SECRETARY, 7800 N. STEMMONS, SUITE 320, DALLAS, TEXAS, 75247.


                                      By Order of the Board of Directors,


                                      /s/ Beth A. Durrett
                                      ---------------------------------------
                                      Beth A. Durrett
                                      Secretary

July 7, 1997
Dallas, Texas

                                 BESTWAY, INC.
              PROXY SOLICITED OF BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Brooks Reed and Beth A. Durrett, and each of them, with full power of substitution, to vote as indicated below, and act with respect to all shares of Common Stock of Bestway, Inc., (the "Company") standing in the name of the undersigned, at the annual meeting of stockholders to be held at 8:00 a.m. on Monday, July 28, 1997, in the Company's corporate office at 7800 N. Stemmons Freeway, Suite 320, Dallas, Texas, or at any adjournment thereof, with all the power the undersigned would possess if personally present:

1. Election of the following nominees as Directors: R. Brooks Reed, Jack E. Meyer and James A. O'Donnell.

     FOR all of the nominees (except as otherwise market below)

     WITHOUT AUTHORITY to vote for all nominees

     INSTRUCTIONS: To withhold authority to vote for any particular nominee, write such person's name in the following space.

-------------------------------------------------------------------------------

2. Ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year 1997.

                       FOR              AGAINST              ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ABOVE. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1, 2 AND 3.

IMPORTANT: To ensure a quorum and to avoid the expense and delay of sending follow-up letters, please mark, sign, date and mail this proxy in the accompanying envelop.

                                            Date:                        , 1997
                                                  -----------------------

                                            -------------------------------

                                            --------------------------------

                                            Please sign exactly as name appears
                                            hereon. For a joint account, each
                                            owner should sign. Persons signing
                                            as attorney, executor,
                                            administrator, trustee or guardian
                                            or in any other representative
                                            capacity should indicate their full
                                            title. If a corporation, please
                                            sign in full corporate name by
                                            president or other authorized
                                            officer. If a partnership, please
                                            sign in partnership name by
                                            authorized person.